UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 10, 2007
                                                   -----------------------------


                          Pre-Paid Legal Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                              001-9293 73-1016728
--------------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                                 74820
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)             (Zip Code)


                                 (580) 436-1234
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry into a Material Definitive Agreement.

     On September 11, 2007, Pre-Paid Legal Services, Inc. ("we" or "us") entered into an amendment (the "Amendment") to its Credit Agreement dated June 23, 2006 with the lenders named therein and Wells Fargo Foothill, Inc. as administrative agent (the "Credit Agreement"). The Amendment:

o Reduced the margin on LIBOR rate loans from 2.5% to 1.5% and fixed all LIBOR rate loans on 30 day interest periods;

o    Reduced the margin on base rate loans from 1.5% to 0.0%; and

o Increased the amounts of cash flow that we may use in each quarter to pay dividends or repurchase shares of common stock by accumulating unused amounts available for such purposes for up to a 24 month period that will phase in from June 30, 2007 to June 30, 2008.

     Other than as described above, there were no other material amendments to the Credit Agreement.


Item 9.01  Financial Statements and Exhibits.

         See Exhibit Index attached.

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:  /s/ Randy Harp
                             ---------------------------------------------------
                               Randy Harp, Chief Operating Officer

Date:  September 10, 2007




Exhibit Index

--------- ---------------------------------------------------------------------
|No.     | Description                                                         |
|        |                                                                     |
--------- ---------------------------------------------------------------------
|10.1    | First Amendment to Credit Agreement dated September 10, 2007 between|
|        | Pre-Paid Legal Services,  Inc. and  the lenders  named  therein  and|
|        | Wells fargo Foothill, Inc. as administrative agent.                 |
--------- ---------------------------------------------------------------------
|        |                                                                     |
--------- ----------------------------------------------------------------------

Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT


     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made as of September 10, 2007, by and among PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation ("Borrower"), the lenders signatories hereto (the "Lenders") and WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement dated as of June 23, 2006 (as may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement);

     WHEREAS, Borrower has requested that Agent and the Lenders agree to certain amendments to the Credit Agreement; and

     WHEREAS, Agent and the Lenders have agreed to amend the Credit Agreement on the terms and conditions provided herein.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Amendment to Section 2.13 of the Credit Agreement. Section 2.13 of the Credit Agreement, LIBOR Option, is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

                  "2.13    LIBOR Option.
                  ----------------------

          (a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrower shall have the option (the "LIBOR Option") to have interest on all or a portion of the Advances or the Term Loan be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a LIBOR Rate Loan, or upon continuation of a LIBOR Rate Loan as a LIBOR Rate
     Loan) at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto, (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or
     (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrower has provided a written request in writing to Agent that all or a portion of such LIBOR Rate Loan be converted to a Base Rate Loan, the interest rate applicable to such LIBOR Rate Loan shall automatically continue as a LIBOR Rate Loan at the rate of interest then applicable to LIBOR Rate Loans for such new Interest Period. At any time that an Event of Default has occurred and is continuing, Borrower no longer shall have the option to request that Advances or the Term Loan bear interest at a rate based upon the LIBOR Rate and Agent shall have the right to convert, as of the date any such Event of Default first occurred, the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

          (b) LIBOR Election. Unless Borrower has otherwise provided prior written notice to Agent to the contrary, Borrower shall be deemed to have requested that all outstanding Advances and the Term Loan bear interest at the LIBOR Rate.

          (c) Conversion. Borrower may convert LIBOR Rate Loans to Base Rate Loans at any time.

          (d) Special Provisions Applicable to LIBOR Rate.

               (i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made.

               (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Borrower and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrower shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

          (e) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if each Lender or its Participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans."

     2. Amendment to Section 6.10 of the Credit Agreement. Section 6.10 of the Credit Agreement, Distributions, is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

          ""6.10 Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding; provided that so long as (a) no Default or Event of Default exists at the time of such purchase or payment or would result therefrom, and (b) the sum of Excess Availability plus Qualified Cash is greater than or equal to $10,000,000 both before and after giving effect to such purchase or payment, Borrower may purchase its Stock or pay dividends on its common Stock, in each case (i) using the proceeds of the Term Loan in an aggregate amount not to exceed $58,758,466.40, or (ii) during the fiscal quarter immediately following either (A) a fiscal quarter for which an Excess Cash Flow Certificate is delivered, or (B) a fiscal year for which an Excess Cash Flow Certificate is delivered, using cash from operations in an amount not to exceed the amount of the Excess Cash Flow Surplus for the applicable Excess Cash Flow Test Period; provided, further, that, with respect to any such purchase by Borrower of its Stock (x) Borrower and its agents and representatives comply with all laws, rules, regulations and requirements applicable thereto, including, without limitation, all federal and state securities laws and all rules and regulations promulgated thereunder, the corporate laws of the State of Oklahoma and all requirements of all regulatory agencies and authorities having jurisdiction over the Borrower and it agents and representatives, including the New York Stock Exchange and the National Association of Securities Dealers, (y) such purchase does not and will not trigger any right of first refusal, preemptive right or similar right of any Person or result in the Borrower or any of its Affiliates having any liability thereunder, and (z) such purchase does not and will not violate or result in any breach of any charter document of Borrower or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any right of termination, amendment, acceleration, suspension, revocation or cancellation of, any material note, bond, mortgage or indenture, contract, agreement, lease, license, permit or other material instrument or arrangement to which Borrower or any of its Affiliates is a party or by which any of them is bound."

     3. Amendment to Article 16. Article 16 of the Credit Agreement, "General Provisions", is modified and amended by adding the following new Section 16.10 thereto in proper numerical sequence:

          "16.10 USA Patriot Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title 111 of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act") hereby notifies Borrower, on behalf of itself and its Subsidiaries, that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies Borrower and its Subsidiaries, which information includes the name and address of Borrower and its Subsidiaries and other information that will allow such Lender to identify Borrower and its Subsidiaries in accordance with the Act."

     4. Amendment to Schedule C-1 to the Credit Agreement. Schedule C-1 to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule C-1 attached hereto.

     5. Amendment to Schedule 1.1 to the Credit Agreement. Schedule 1.1 to the Credit Agreement, Definitions, is hereby amended by deleting the definitions of "Base LIBOR Rate", "Base Rate Margin", "Excess Cash Flow Surplus", "Interest Period", and "LIBOR Rate Margin" in their entirety and inserting the following in lieu thereof:

          ""Base LIBOR Rate" means the rate per annum, determined by Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate, to be the rate at which Dollar deposits (for delivery on the first day of the requested Interest Period) are offered to major banks in the London interbank market 2 Business Days prior to the commencement of the applicable Interest Period, for a term of 30 days and in the amount of the LIBOR Rate Loan requested (or deemed requested) by Borrower in accordance with the Agreement, which determination shall be conclusive in the absence of manifest error."

          ""Base Rate Margin" means 0.00 percentage points."

          ""Excess Cash Flow Surplus" means, with respect to any Excess Cash Flow Test Period, the amount of (i) Excess Cash Flow of Borrower and its Subsidiaries for such period, less (ii) any payments made, or required to be made, under Section 2.4(c)(v)(A) or Section 2.4(c)(v)(B), as the case may be, with respect to such period, less (iii) the amount cash purchase price paid to repurchase Borrower's Stock during such period, less, (iv) the amount of any cash dividends paid with respect to Borrower's Stock during such period."

          ""Interest Period" means, with respect to each LIBOR Rate Loan, a period commencing on the first calendar day of each month and ending on the last calendar day of such month."

          ""LIBOR Rate Margin" means 1.50 percentage points."

     6. Amendment to Schedule 1.1 to the Credit Agreement. Schedule 1.1 to the Credit Agreement, Definitions, is hereby further amended by deleting the definitions of "Funding Losses" and "LIBOR Deadline" in their entirety.

     7. Amendment to Schedule 1.1 to the Credit Agreement. Schedule 1.1 to the Credit Agreement, Definitions, is hereby further amended by inserting the following definition of Excess Cash Flow Test Period in the appropriate alphabetical order:

          "Excess Cash Flow Test Period" means, as of any date of determination for which an Excess Cash Flow Certificate has been delivered, the twenty-four (24) month period immediately prior to such date; provided, however, with respect to the Excess Cash Flow Test Period for (i) the period ended June 30, 2007, the Excess Cash Flow Test Period shall be deemed to equal the twelve (12) month period ending on such date, (ii) the period ended September 30, 2007, the Excess Cash Flow Test Period shall be deemed to equal the fifteen (15) month period ending on such date; (iii) the period ended December 31, 2007, the Excess Cash Flow Test Period shall be deemed to equal the eighteen (18) month period ending on such date; and
     (iv) the period ended March 31, 2008, the Excess Cash Flow Test Period shall be deemed to equal the twenty-one (21) month period ending on such date.

     8. Amendment to Schedule 5.2 to the Credit Agreement. Schedule 5.2 to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 5.2 attached hereto.

     9. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, Agent shall have received:

          (a) a counterpart of this Amendment duly executed by Borrower and the Lenders; and

          (b) such other information, documents, instruments or approvals as Agent or Agent's counsel may require.

     10. Representations and Warranties. Borrower hereby represents and warrants as follows:

          (a) Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Oklahoma;

          (b) the execution, delivery and performance by Borrower of this Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene Borrower's charter or by-laws, or (ii) violate the law or any material contractual restriction binding on or affecting Borrower;

          (c) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Borrower of this Amendment;

          (d) each representation or warranty of Borrower set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as if such representation or warranty were made on and as of such date (except to the extent that any such representations and warranties relate solely to an earlier date);

          (e) this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

          (f) after giving effect to this Amendment, no Default or Event of Default is existing.

     11. Reference to and Effect on the Loan Documents.

          (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Borrower has no knowledge of any challenge to Agent's or any Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein.

     12. Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.

     13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles of such state.

     14. Loan Document. This Amendment shall be deemed to be Loan Documents for all purposes.

     15. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or by other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWER:                 PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation



                          By: /s/  Steve Williamson
                             --------------------------------------------------
                             Name:  Steve Williamson
                             Title: Chief Financial Officer


AGENT AND THE LENDERS:    WELLS FARGO FOOTHILL, INC., as Agent and a Lender

                          By: /s/  Kristy S. Loucks
                             --------------------------------------------------
                             Name:  Kristy S. Loucks
                             Title:  Vice President


                          COMERICA BANK, as a Lender

                          By: /s/  Gary L. Emery
                             --------------------------------------------------
                             Name:  Gary L. Emery
                             Title:  Vice President


                          TEXAS CAPITAL BANK, N.A., as a Lender

                          By: /s/  Richard L. Rogers
                             --------------------------------------------------
                             Name:  Richard L. Rogers
                             Title:  Senior Vice President


                          AIB DEBT MANAGEMENT LIMITED, as a Lender

                          By: /s/  Joanna McFadden
                             --------------------------------------------------
                             Name:  Joanna McFadden
                             Title:  Assistant Vice President


                          LASALLE BANK NATIONAL ASSOCIATION, as a Lender

                          By: /s/   Scott E. Rubenstein
                             --------------------------------------------------
                             Name:  Scott E. Rubenstein
                             Title:  Vice President





                                  Schedule C-1
                                  ------------

                        Lenders and Lenders' Commitments

------------------------------------ ------------------------ ------------------------- -----------------------------
|              LENDER               |   TERM LOAN COMMITMENT |     REVOLVER COMMITMENT |       TOTAL COMMITMENT      |
------------------------------------ ------------------------ ------------------------- -----------------------------
| WELLS FARGO FOOTHILL, INC.        |         $20,000,000    |           $5,000,000    |          $25,000,000        |
------------------------------------ ------------------------ ------------------------- -----------------------------
| COMERICA BANK                     |         $13,750,000    |               $0        |          $13,750,000        |
------------------------------------ ------------------------ ------------------------- -----------------------------
| TEXAS CAPITAL BANK, N.A.          |          $7,500,000    |               $0        |           $7,500,000        |
------------------------------------ ------------------------ ------------------------- -----------------------------
| AIB DEBT MANAGEMENT LIMITED       |         $15,000,000    |               $0        |          $15,000,000        |
------------------------------------ ------------------------ ------------------------- -----------------------------
| LASALLE BANK NATIONAL ASSOCIATION |         $18,750,000    |               $0        |          $18,750,000        |
------------------------------------ ------------------------ ------------------------- -----------------------------
         Total                      |         $75,000,000    |           $5,000,000    |          $80,000,000        |
------------------------------------ ------------------------ ------------------------- -----------------------------




                                  Schedule 5.2
                                  ------------


     Provide Agent (and if so requested by Agent, with sufficient copies for each Lender) with each of the documents set forth below at the following times in form satisfactory to Agent:

===============================================================================
|Monthly (not later |(a) a detailed report regarding Borrower and its Subsid- | |than the 15th day of|Subsidiaries' cash and Cash Equivalents including an |
|                    |indication of which amounts constitute Qualified Cash,   |
|                    |                                                         |
|                    |(b) a summary roll-forward, in a format reasonably       |
|                    |acceptable to Agent, of Borrower's and its Subsidiaries' |
|                    |Members.                                                 |
--------------------- ----------------------------------------------------------
|Upon request by     |(b) such other reports as to the Collateral or the       |
|Agent               |financial condition of Borrower and its Subsidiaries, as |
|                    |Agent may reasonably request.                            |
================================================================================